PIMCO Variable Insurance Trust

Supplement Dated November 13, 2007 to the

Statement of Additional Information

dated May 1, 2007

Disclosure Related to the PIMCO Foreign Bond Portfolio (Unhedged), PIMCO Foreign Bond

Portfolio (U.S. Dollar-Hedged), PIMCO Global Bond Portfolio (Unhedged), PIMCO High Yield

Portfolio, PIMCO Small Cap StocksPLUS® TR Portfolio, PIMCO StocksPLUS® Total Return

Portfolio, and PIMCO Total Return Portfolio

(each a “Portfolio,” and collectively the “Portfolios”)

Each Portfolio has changed its non-fundamental investment policy regarding the Portfolio’s percentage limit on its investment in securities and instruments that are economically tied to emerging market countries. As a result, effective immediately, the second paragraph in the “Investment Objectives and Policies—Foreign Securities” section of the Statement of Additional Information is deleted in its entirety and replaced with the following paragraph:

The Diversified Income, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged) and Global Bond (Unhedged) Portfolios may invest, without limit, in securities and instruments that are economically tied to emerging market countries. Each of the High Yield, Small Cap StocksPLUS® TR, StocksPLUS® Total Return and Total Return Portfolios may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Each remaining Portfolio that is permitted to invest in foreign (non-U.S.) securities, except for the Low Duration, Money Market and Short-Term Portfolios, may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Low Duration and Short-Term Portfolios may each invest up to 5% of its total assets in such securities and instruments.